                                                                     EXHIBIT 4.5



                          SECURITY AGREEMENT SUPPLEMENT

                  SECURITY AGREEMENT SUPPLEMENT, dated June 5, 1998, to the Security Agreement, dated as of June 7, 1989 (the "SECURITY AGREEMENT"), made by the Company and the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Bank)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, American Media Operations, Inc., a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989 (the "ORIGINAL CREDIT AGREEMENT"), as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and, in connection therewith, the Company and certain of its subsidiaries have executed and delivered the Security Agreement in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain persons which, after the date of the Original Credit Agreement, became subsidiaries of the Company to become parties to the Security Agreement by executing and delivering supplements thereto in the form of this Security Agreement Supplement; and

                  WHEREAS, the undersigned (the "NEW PARTY"), which was not originally a party to the Security Agreement, has become a Subsidiary of the Company and wishes to become a party to the Security Agreement;

                  NOW, THEREFORE, the New Party and the Company hereby agree as follows:

                  1. The New Party agrees to be bound by the provisions of the Security Agreement, and agrees that it shall on the date of this Supplement become a Party for all purposes of the Security Agreement to the same extent as if originally a Party thereto.

                  2. Schedules V, VI and VII of the Security Agreement are hereby supplemented by adding thereto the information set forth on Schedules I, II and III hereto, respectively.

                  3. The Company confirms and reaffirms the security interest in the Collateral (as defined in the Security Agreement) granted to the Agent, for the ratable benefit of the Banks under the Security Agreement, and as additional collateral security for the prompt and complete payment and performance when due of all of the Guarantee Obligations (as defined in the Security Agreement) and in order to induce the Banks to make additional extensions of credit to the Company in accordance with the terms of the Credit Agreement, the New Party hereby grants to the Agent for the ratable benefit of the Banks a security interest in all of the Collateral of such New Party.

                  4. To induce the Agent to accept this Security Agreement Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, (a) the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Party and the Security Agreement, as supplemented by this Security Agreement Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof and (b) the Company and the New Party hereby confirm that all of the representations and warranties set forth in Section 4 of the Security Agreement, insofar as they relate to "Party", "Security Agreement" and "Collateral", shall include the New Party, the Security Agreement as supplemented by this Security Agreement Supplement and the Collateral of the New Party, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                          AMERICAN MEDIA OPERATIONS, INC.


                                          By:
                                              ---------------------
                                              Title:


                                          FRONTLINE MARKETING, INC.

                                           By:
                                              ---------------------
                                              Title:

Accepted this 5th day of
June, 1998.

THE CHASE MANHATTAN BANK,
as Agent

By:
   ------------------
   Title:

                                                            Schedule I
                                                            to Security
                                                            Agreement Supplement
                                                            --------------------



                     Location of Records Concerning Accounts
                     ---------------------------------------



                           10 Corbin Drive, 3rd Floor

                               Darien, CT  06820

                                                                Schedule II
                                                                to Security
                                                            Agreement Supplement
                                                            --------------------



                      Locations of Inventory And Equipment
                      ------------------------------------

                           10 Corbin Drive, 3rd Floor
                                Darien, CT 06820

                          280 Madison Avenue, 6th Floor
                               New York, NY 10016

                             2201 East Willow Street
                                   Suite D-251

                             Signal Hill, CA  90806

                                                                Schedule III
                                                                to Security
                                                            Agreement Supplement

                  Chief Executive Offices, Principal Places of
              Business, Locations of Records Concerning Collateral
              ----------------------------------------------------

                           10 Corbin Drive, 3rd Floor
                                Darien, CT 06820

                          SECURITY AGREEMENT SUPPLEMENT

                  SECURITY AGREEMENT SUPPLEMENT, dated June 5, 1998, to the Security Agreement, dated as of June 7, 1989 (the "SECURITY AGREEMENT"), made by the Company and the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Bank)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, American Media Operations, Inc., a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989 (the "ORIGINAL CREDIT AGREEMENT"), as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, and the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and, in connection therewith, the Company and certain of its subsidiaries have executed and delivered the Security Agreement in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain persons which, after the date of the Original Credit Agreement, became subsidiaries of the Company to become parties to the Security Agreement by executing and delivering supplements thereto in the form of this Security Agreement Supplement; and

                  WHEREAS, the undersigned (the "NEW PARTY"), which was not originally a party to the Security Agreement, has become a Subsidiary of the Company and wishes to become a party to the Security Agreement;

                  NOW, THEREFORE, the New Party and the Company hereby agree as follows:

                  1. The New Party agrees to be bound by the provisions of the Security Agreement, and agrees that it shall on the date of this Supplement become a Party for all purposes of the Security Agreement to the same extent as if originally a Party thereto.

                  2. Schedules V, VI and VII of the Security Agreement are hereby supplemented by adding thereto the information set forth on Schedules I, II and III hereto, respectively.

                  3. The Company confirms and reaffirms the security interest in the Collateral (as defined in the Security Agreement) granted to the Agent, for the ratable benefit of the Banks under the Security Agreement, and as additional collateral security for the prompt and complete payment and performance when due of all of the Guarantee Obligations (as defined in the Security Agreement) and in order to induce the Banks to make additional extensions of credit to the Company in accordance with the terms of the Credit Agreement, the New Party hereby grants to the Agent for the ratable benefit of the Banks a security interest in all of the Collateral of such New Party.

                  4. To induce the Agent to accept this Security Agreement Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, (a) the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Party and the Security Agreement, as supplemented by this Security Agreement Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof and (b) the Company and the New Party hereby confirm that all of the representations and warranties set forth in Section 4 of the Security Agreement, insofar as they relate to "Party", "Security Agreement" and "Collateral", shall include the New Party, the Security Agreement as supplemented by this Security Agreement Supplement and the Collateral of the New Party, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                           AMERICAN MEDIA OPERATIONS, INC.


                                           By:
                                              ---------------------
                                              Title:


                                           AMERICAN MEDIA MARKETING, INC.


                                           By:
                                              ---------------------
                                              Title:

Accepted this 5th day of
June, 1998.

THE CHASE MANHATTAN BANK,
as Agent

By:
   --------------------
   Title:

                                                                  Schedule I
                                                                 to Security
                                                            Agreement Supplement
                                                            --------------------

                     Location of Records Concerning Accounts
                     ---------------------------------------

600 East Coast Avenue
Lantana, FL  33464

                                                                 Schedule II
                                                                 to Security
                                                            Agreement Supplement
                                                            --------------------

                      Locations of Inventory and Equipment
                      ------------------------------------

None.

                                                                Schedule III
                                                                 to Security
                                                            Agreement Supplement
                                                            --------------------


                  Chief Executive Offices, Principal Places of
              Business, Locations of Records Concerning Collateral
              ----------------------------------------------------

                              600 East Coast Avenue
                                Lantana, FL 33464

                          SECURITY AGREEMENT SUPPLEMENT



                  SECURITY AGREEMENT SUPPLEMENT, dated June 5, 1998, to the Security Agreement, dated as of June 7, 1989 (the "SECURITY AGREEMENT"), made by the Company and the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Bank)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :

                  WHEREAS, American Media Operations, Inc., a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989 (the "ORIGINAL CREDIT AGREEMENT"), as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, and the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and, in connection therewith, the Company and certain of its subsidiaries of the Company have executed and delivered the Security Agreement in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain persons which, after the date of the Original Credit Agreement, became subsidiaries of the Company to become parties to the Security Agreement by executing and delivering supplements thereto in the form of this Security Agreement Supplement; and

                  WHEREAS, the undersigned (the "NEW PARTY"), which was not originally a party to the Security Agreement, has become a Subsidiary of the Company and wishes to become a party to the Security Agreement;

                  NOW, THEREFORE, the New Party and the Company hereby agree as follows:

                  1. The New Party agrees to be bound by the provisions of the Security Agreement, and agrees that it shall on the date of this Supplement become a Party for all purposes of the Security Agreement to the same extent as if originally a Party thereto.

                  2. Schedules V, VI and VII of the Security Agreement are hereby supplemented by adding thereto the information set forth on Schedules I, II and III hereto, respectively.

                  3. The Company confirms and reaffirms the security interest in the Collateral (as defined in the Security Agreement) granted to the Agent, for the ratable benefit of the Banks under the Security Agreement, and as additional collateral security for the prompt and complete payment and performance when due of all of the Guarantee Obligations (as defined in the Security Agreement) and in order to induce the Banks to make additional extensions of credit to the Company in accordance with the terms of the Credit Agreement, the New Party hereby grants to the Agent for the ratable benefit of the Banks a security interest in all of the Collateral of such New Party.

                  4. To induce the Agent to accept this Security Agreement Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, (a) the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Party and the Security Agreement, as supplemented by this Security Agreement Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof and (b) the Company and the New Party hereby confirm that all of the representations and warranties set forth in Section 4 of the Security Agreement, insofar as they relate to "Party", "Security Agreement" and "Collateral", shall include the New Party, the Security Agreement as supplemented by this Security Agreement Supplement and the Collateral of the New Party, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                           AMERICAN MEDIA OPERATIONS, INC.

                                           By:
                                              ------------------------
                                              Title:

                                           RETAIL MARKETING NETWORK, INC.


                                           By:
                                              ------------------------
                                              Title:

Accepted this 5th day of
June, 1998.

THE CHASE MANHATTAN BANK,
as Agent

By:
   ------------------
   Title:

                                                                 Schedule I
                                                                 to Security
                                                            Agreement Supplement




                     Location of Records Concerning Accounts
                     ---------------------------------------

                              600 East Coast Avenue

                               Lantana, FL  33464

                                                                Schedule II
                                                                to Security
                                                            Agreement Supplement
                                                            --------------------

                      Locations of Inventory And Equipment
                      ------------------------------------

None.

                                                                Schedule III
                                                                 to Security
                                                            Agreement Supplement
                                                            --------------------



                  Chief Executive Offices, Principal Places of
              Business, Locations of Records Concerning Collateral
              ----------------------------------------------------

                              600 East Coast Avenue
                                Lantana, FL 33464